SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  JUNE 15, 2000

STRUCTURED PRODUCTS CORP. ON BEHALF OF
            TIERS Corporate Bond-Backed Certificates Trust IBM 1997-4
            TIERS Corporate Bond-Backed Certificates Trust BLS 1997-6
            TIERS Corporate Bond-Backed Certificates Trust APA 1997-8
            TIERS Corporate Bond-Backed Certificates Trust JPM 1998-2
            TIERS Corporate Bond-Backed Certificates Trust MOT 1998-5
                    TIERS TENS Certificates Trust LTR 1998-4
             TIERS Corporate Bond-Backed Certificates Trust C 1998-6
         TIERS Corporate Bond-Backed Certificates Trust JC Penney 1999-1
    CorTS Trust for J.C. Penney Debentures, Corporate-Backed Trust Securities
     CorTS Trust for BellSouth Debentures, Corporate-Backed Trust Securities CorTS Trust for Xerox Capital Trust I, Corporate-Backed Trust Securities
                CorTS Trust for Southern Company Capital Trust I,
                        Corporate-Backed Trust Securities
         CorTS Trust for Countrywide Capital I , Corporate Backed Trust
                                   Securities
          GINsK Principal-Protected Trust Certificates, Series Yen Bear
                                     1999-1

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE                           33-55860/                    13-3692801
--------                           ---------                    ----------
                                   33-357357
(STATE OR OTHER JURISDICTION       (COMMISSION                  (IRS EMPLOYER
OF INCORPORATION OR                FILE NUMBER)                 IDENTIFICATION
ORGANIZATION)                                                   NUMBER)


390 GREENWICH STREET, NEW YORK, NEW YORK                             10013
--------------------------------------------------------------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                           (ZIP CODE)

REGISTRANT'S TELEPHONE NUMBER INCLUDING AREA CODE (212) 783-6645.
   ROOM 33-130, 33RD FLOOR, SEVEN WORLD TRADE CENTER, NEW YORK, NEW YORK  10048
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



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Item 1.    Changes in Control of Registrant.

           NOT APPLICABLE.
Item 2.    Acquisition or Disposition of Assets.

           NOT APPLICABLE.
Item 3.    Bankruptcy or Receivership.

           NOT APPLICABLE.
Item 4.    Changes in Registrant's Certifying Accountant.

           NOT APPLICABLE.
Item 5.    Other Events.


Item 6.    Resignations of Registrant's Directors.

           NOT APPLICABLE.
Item 7. Financial Statements, Pro-Forma Financial Information and Exhibits.

           (a)  NOT APPLICABLE.

           (b)  NOT APPLICABLE.

           (c)  EXHIBITS.
       TRUSTEE'S REPORT WITH RESPECT TO THE JUNE 15, 2000 DISTRIBUTION
       DATE FOR THE TIERS CORPORATE BOND-BACKED CERTIFICATES TRUST BLS 1997-6

                NO REPORTS REQUIRED FOR THE OTHER SERIES LISTED.

           NOT APPLICABLE.



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                                   SIGNATURES




     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                       By:__________________________________
                                       Name:  Timothy P. Beaulac
                                       Title: President and Finance Officer























June 15, 2000

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EXHIBIT INDEX


Exhibit                                                                  Page

1.Trustee's Report in respect of the June 15, 2000 Distribution Date      5